Old Mutual Insurance Series Fund
(formerly PBHG Insurance Series Fund)
Supplement Dated January 1, 2006
This Supplement updates certain information contained in the currently effective Prospectus of Old Mutual Insurance Series Fund (the “Trust”), dated April 8, 2005, and replaces all previous Prospectus supplements. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.omfunds.com.
New Investment Advisory Arrangements

Investment Adviser
The Board of Trustees of the Trust (the “Board”), including all its independent Trustees, has approved Old Mutual Capital, Inc. (“OMCAP”) as the new investment adviser to each portfolio of the Trust (each a “Portfolio” and collectively, the “Portfolios”). This appointment will become effective upon shareholder approval of a new management agreement between the Trust and OMCAP, which agreement has been approved by the Board. In order that OMCAP can begin serving as investment adviser to the Portfolios while shareholder approval of a new management agreement is sought, the Board has approved an interim advisory agreement with OMCAP. The Trust’s previous investment adviser, Liberty Ridge Capital (“Liberty Ridge”) has been appointed a sub-adviser to certain Portfolios.
Sub-Advisers
OMCAP has appointed five unaffiliated and two affiliated firms as sub-advisers (each, a “Sub-Adviser”) to the Portfolios as indicated below, subject to shareholder approval. These appointments will become effective upon shareholder approval of new investment sub-advisory agreements between the Trust, OMCAP and each of the Sub-Advisers, which agreements have been approved by the Board. As with OMCAP, the Board has approved an interim agreement with each Sub-Adviser in order that each Sub-Adviser can provide management services to the Portfolio or Portfolios for which it acts as sub-adviser while shareholder approval of a new sub-advisory agreement is sought.
Name Changes
Effective on or about November 1, 2005, the Trust was renamed Old Mutual Insurance Series Fund. The Trust was previously known as PBHG Insurance Series Fund. Also effective on or about November 1, 2005, each of the Portfolios, except for Old Mutual Technology and Communications Portfolio, were renamed as indicated below. The Old Mutual Technology and Communications Portfolio was renamed as indicated below effective on or about January 1, 2006.
Fee Reductions
In connection with the Board’s appointment of OMCAP as the Trust’s new investment adviser, OMCAP has agreed to lower the expense limitations on the Portfolios effective January 1, 2006 by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent a Portfolio’s expenses exceed the agreed upon expense cap. OMCAP has also agreed to a new fee arrangement that will reduce the combined advisory fee and administrative services fee paid by the Portfolios (collectively, “Management Fee”). The new Management Fee for each Portfolio will become effective on January 1, 2006. More information on the Board’s review and approval of the new management agreements and fee arrangements can be found on the Trust’s website at www.omfunds.com.

The following chart lists the Sub-Adviser, new Management Fee and expense limitation for each Portfolio. More information about OMCAP and the Sub-Advisers is in the text below the following chart.

		New	New Total
Portfolio	Sub-Adviser	Management Fee	Expense Limitation

Old Mutual Columbus Circle Technology & Communications Portfolio	Columbus Circle Investors (“Columbus Circle”)	0.95%	0.85%

Old Mutual Growth II Portfolio	Munder Capital Management (“Munder”) and Turner Investment Partners, Inc. (“Turner”), each co-managing the Portfolio’s assets.	0.825%	1.04%

Old Mutual Large Cap Growth Portfolio	CastleArk Management, LLC (“CastleArk”) and Turner, each co-managing the Portfolio’s assets.	0.85%	0.96%

Old Mutual Large Cap Growth Concentrated Portfolio	CastleArk and Turner, each co-managing the Portfolio’s assets.	0.90%	0.89%

Old Mutual Mid-Cap Portfolio	Liberty Ridge	0.95%	0.99%

Old Mutual Select Value Portfolio	Liberty Ridge	0.75%	0.94%

Old Mutual Small Cap Portfolio	Liberty Ridge and Eagle Asset Management, Inc. (“Eagle”), each co-managing the Portfolio’s assets.	1.10%	1.02%

Old Mutual Small Cap Growth Portfolio	Copper Rock Capital Partners LLC (“Copper Rock”)	0.95%	1.07%

Description of OMCAP

OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”). OMUSH is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.
Description of the Sub-Advisers

•	CastleArk is a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.

•	Columbus Circle is a Delaware general partnership located at Metro Center, One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.

•	Copper Rock is a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Copper Rock is owned 50% by OMUSH and 50% by senior Copper Rock executives, and is an affiliate of OMCAP. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.

•	Eagle is a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.

•	Liberty Ridge is a Delaware corporation located at 1400 Liberty Ridge Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Prior to that date, Liberty Ridge was the Trust’s investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.

•	Munder is a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.

•	Turner is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of September 30, 2005 for institutional and individual accounts.

Interim Investment Advisory Arrangement

In order to avoid disruption of the Portfolios’ investment management program, the Board approved an interim advisory agreement with OMCAP (“Interim Advisory Agreement”) and interim sub-advisory agreements with each of the Sub-Advisers (“Interim Sub-Advisory Agreements”), pursuant to which OMCAP will provide advisory services to each Portfolio and each Sub-Adviser will provide portfolio management services to the Portfolio or Portfolios for which it acts as sub-adviser. The Interim Advisory Agreement and Interim Sub-Advisory Agreements commenced on January 1, 2006 (the “Commencement Date”). The Interim Advisory Agreement and Interim Sub-Advisory Agreements will remain in effect for each Portfolio for a period that will expire on the earlier of: (i) the date on which the shareholders of the Portfolio approve a new management agreement with OMCAP and a new sub-advisory agreement with its sub-adviser; and (ii) 150 days after the Commencement Date.

Change of Portfolio Managers

Effective on the Commencement Date, the portfolio managers for the following Portfolios were replaced with portfolio managers employed by each of the Sub-Advisers as indicated below. The portfolio managers for the remaining Portfolios will remain unchanged.

Portfolio	New Portfolio Manager

Old Mutual Columbus Circle Technology and Communications Portfolio	Anthony Rizza, CFA has been at Columbus Circle for the past 15 years and has managed Columbus Circle’s Technology Portfolio since 1994.

Old Mutual Growth II Portfolio	1. Munder

Tony Y. Dong is a member of the portfolio management teams in Munder’s mid-cap core growth and mid-cap/ small-cap blend disciplines. He has been a member of Munder’s mid-cap core growth team since January 2001. He became part of Munder’s mid-cap/ small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price (GARP) investment discipline. He was promoted to senior portfolio manager in 1994.

2. Turner

Christopher K. McHugh joined Turner upon its founding in 1990. He manages technology and telecommunications and producer durables sectors for all of Turner’s stock funds. Prior to joining Turner, Mr. McHugh worked for Provident Capital Management.

Robert R. Turner, CFA joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner’s stock funds. Prior to joining Turner, Mr. Turner worked for Meridian Investment Company, Integon Corporation, McMillon/Eubanks, and Andersen Consulting.

William C. McVail, CFA joined Turner in 1998. He manages the consumer sector for all of Turner’s stock funds. Prior to joining Turner, Mr. McVail worked for Black Rock Equity Advisors and PNC Investment Management & Research.

Old Mutual Large Cap Growth Portfolio	1. CastleArk

Jerome Castellini has managed the CastleArk Large Cap Growth Fund since 1999. Prior to joining CastleArk, Mr. Castellini held the positions of vice president and managing partner at Loomis, Sayles & Company, L.P. (1989-1999), portfolio manager at Kemper Financial Harris Trust (1981-1989), and analyst at Harris Trust (1979-1981).

Robert Takazawa, Jr. has managed the CastleArk Large Cap Growth Fund since 1999. Prior to joining CastleArk, Mr. Takazawa held the positions of vice president and portfolio manager at Loomis, Sayles & Company, L.P. (1994-1999) and Kemper Financial (1973-1994).

Scott Pape has managed the CastleArk Large Cap Growth Fund since 1999. Prior to joining CastleArk, Mr. Pape held the positions of vice president and equity portfolio manager at Loomis, Sayles & Company, L.P. (1991-1999), portfolio manager at Illinois State Management Board (1987-1991) and Sears Investment Management (1984-1987) and analyst at Commonwealth Edison (1981-1984).

2. Turner

Mark D. Turner joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner’s stock funds. Prior to joining Turner, Mr. Turner worked for First Maryland Asset Management, Merrill Lynch Asset Management and Wachovia Investment Management.

Robert R. Turner (see description above)

Robb J. Parlanti, CFA joined Turner in 1993. He covers the cyclical sector for all of Turner’s stock funds. Prior to joining Turner, Mr. Parlanti worked for PNC Bank, National Association.

Old Mutual Large Cap Growth Concentrated Portfolio	1. CastleArk

Jerome Castellini (see description above)

Robert Takazawa, Jr. (see description above)

Scott Pape (see description above)

Portfolio	New Portfolio Manager

2. Turner

Mark D. Turner (see description above)

Robert R. Turner (see description above)

Robb J. Parlanti (see description above)

Old Mutual Small Cap Portfolio	1. Eagle

Todd McCallister, Ph.D., CFA joined Eagle in 1997 and currently holds the positions of managing director and portfolio manager at Eagle. Mr. McCallister has 18 years of investment experience as a portfolio manager and analyst. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his Chartered Financial Analyst designation in 1996.

Stacey Serafini Thomas, CFA joined Eagle in 1999 and currently holds the position of assistant portfolio manager at Eagle. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997). She earned her Chartered Financial Analyst designation in 2002.

2. Liberty Ridge

James B. Bell, III, CFA has managed the Small Cap Portfolio since December 9, 2004. Mr. Bell has been involved in the management of the Small Cap Portfolio since May 2004. Mr. Bell joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

Old Mutual Small Cap Growth Portfolio	Tucker Walsh is a founding partner, chief executive officer and head of portfolio management at Copper Rock Capital Partners (since 2005). Prior to Copper Rock, Mr. Walsh was a managing director and head of the Small Cap Growth team at State Street Research since 1997. Previously, Mr. Walsh was an equity analyst at Chilton Investment Company, SG Cowen Asset Management and Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 14 years of investment industry experience.

Michael Malouf is a founding partner and portfolio manager at Copper Rock Capital Partners (since 2005). Prior to Copper Rock, Mr. Malouf founded Primena, a software company that creates software for money managers, and was involved in real estate investing (2002 to 2005). Mr. Malouf previously held the position of managing director and head of Small Cap Growth Investing at Neuberger Berman from 1998 to 2002. Prior to Neuberger Berman, he held the position of small cap portfolio manager at RCM Capital Management from 1991 to 1998. Mr. Malouf holds a BS in Finance from Arizona State University and a CFA designation. He has over 15 years of investment industry experience.

Change in Investment Strategy

Effective on or about January 1, 2006, the first sentence in the “Main Investment Strategies” section for the Old Mutual Large Cap Growth Concentrated Portfolio will be deleted in its entirety and replaced as indicated below:
Old Mutual Large Cap Growth Concentrated Portfolio

“Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks. Each Sub-Adviser will invest its portion of the Portfolio in not more than 40 large capitalization companies.”
Upcoming Shareholders Meeting

More information regarding the new advisory and sub-advisory arrangements will be contained in proxy materials that are expected to be delivered to shareholders May, 2006.
References throughout the Trust’s registration statement will be deemed modified accordingly.
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